UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 10, 2006

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                             Standard Drilling, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


       333-85460                                         84-1598154
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(Commission File Number)                    (I.R.S. Employer Identification No.)

       1667 K St., NW, Ste. 1230
             Washington, DC                                20006
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(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On October 10, 2006 Mr. Murray Smith resigned as a director of Standard Drilling, Inc. (the "Company"). Mr. Smith served on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board of Directors. Mr. Smith informed the Company that he was not resigning due to any disagreement with the Company. The Company anticipates that Mr. Smith may act as a consultant to the Company in the future, but has not entered into any consulting agreement with him at this time.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANDARD DRILLING, INC.



Date: October 12, 2006                  By: /s/ Prentis B. Tomlinson, Jr.
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                                            Name: Prentis B. Tomlinson, Jr.,
                                                  Chairman and CEO